Exhibit 99.1

FOR IMMEDIATE RELEASE

SANUWAVE Health reports Third QUARTER financial results

and provides a BUSiness update

ALPHARETTA, GA, November 12, 2014 – SANUWAVE Health, Inc. (OTCQB: SNWV) today reported financial results for the three and nine months ended September 30, 2014 and provided a business update. The Company will host a conference call on Thursday, November 13, 2014, at 10:00 a.m. Eastern Time.

Revenue increased 53% for the quarter ended September 30, 2014, as compared to the same period in 2013, and 20% year-to-date through higher sales of devices and related applicators.“In addition to the growth we saw in the third quarter from sales in South Korea over our recurring sales in Europe, we are continuing to work to find additional distribution partners to expand sales of our CE Marked devices in other areas such as the GCC region which includes Saudi Arabia, Kuwait, the United Arab Emirates, Qatar, Bahrain, and Oman,” commented Kevin A. Richardson, II, Chairman of the board of directors.

The Company has enrolled 126 patients in the Phase III supplemental clinical trial using dermaPACE® for treating diabetic foot ulcers. The Company expects to enroll the necessary 130 patients for the second independent Data Monitoring Committee (DMC) efficacy analysis in November 2014 and suspend enrollment at that time until receiving DMC feedback in Q1-2015. “We remain focused on completing the dermaPACE clinical trial as soon as possible to address this $3 billion market opportunity in the United States,” stated Mr. Richardson.

The Company began clinical work at several leading universities for the use of the Company’s patented technology in biofilm destruction, blood sterilization and stem cell proliferation. In addition, the Company established an off-site testing facility and started testing a small scale water treatment system for the non-medical use of the Company’s patented technology for cleaning industrial waters. “Our technology platform includes 38 issued and pending patents, and finding additional strategic partners to help us monetize and advance new uses for our technology covered by these patents into other verticals and applications, including non-medical uses such as cleaning industrial waters, is very important for us to achieve our ultimate goal, which is to maximize shareholder value,” concluded Mr. Richardson.

Third Quarter Financial Results

Revenue for the three months ended September 30, 2014 was $227,492, compared to $148,421 for the same period in 2013, an increase of $79,071, or 53%. The increase in revenue for 2014 was due to higher sales of orthoPACE devices in 2014 in Asia/Pacific, as compared to the prior year, as well as higher sales of refurbished applicators in Europe.

Research and development expenses for the three months ended September 30, 2014 were $708,304, compared to $775,717 for the same period in 2013, a decrease of $67,413, or 9%. Research and development expenses decreased in 2014 as a result of higher costs for third parties used in the dermaPACE clinical study in 2013 at the start of the more costly enrollment phase in June 2013.

General and administrative expenses for the three months ended September 30, 2014 were $780,115, as compared to $1,151,709 for the same period in 2013, a decrease of $371,594, or 32%. The decrease in general and administrative expenses is primarily due to reduced stock-based compensation expense for 2014 due to the forfeiture of non-vested stock options by terminated employees and reduced financial related consulting expenses with the completion of the private placement in March 2014.

Net loss for the three months ended September 30, 2014 was $1,492,905, or ($0.03) per basic and diluted share, compared to a net loss of $4,436,790, or ($0.14) per basic and diluted share, for the same period in 2013, a decrease in the net loss of $2,943,885, or 66%. The decrease in the net loss for 2014 was primarily a result of the non-cash other expenses of $2,459,445 in 2013 for the loss on the embedded conversion feature of the Senior Secured Notes, the loss on extinguishment of the Senior Secured Notes which were converted into equity in the third quarter of 2013, and the accrued interest expense on the Senior Secured Notes.

Nine Months Ended September 30, 2014 Financial Results

Revenue for the nine months ended September 30, 2014 was $610,705, compared to $510,272 for the same period in 2013, an increase of $100,433, or 20%. The increase in revenue for 2014 was due to higher sales of orthoPACE devices in 2014 in Asia/Pacific, as compared to the prior year, as well as higher sales of refurbished applicators in Europe.

Operating expenses for the nine months ended September 30, 2014 were $5,505,008, compared to $5,150,587 for the same period in 2013, an increase of $354,421, or 7%. The increase in operating expenses is primarily a result of the dermaPACE clinical study starting the more costly enrollment phase in June 2013.

Net loss for the nine months ended September 30, 2014 was $5,750,509, or ($0.12) per basic and diluted share, compared to a net loss of $10,624,454, or ($0.43) per basic and diluted share, for the same period in 2013, a decrease in the net loss of $4,873,945, or 46%. The decrease in the net loss was primarily a result of the non-cash other expenses which totaled $5,625,775 in 2013 for the loss on the embedded conversion feature of the Senior Secured Notes which were converted to equity in the third quarter of 2013, the loss on extinguishment of the Senior Secured Notes in the third quarter of 2013, and the accrued interest expense on the Senior Secured Notes. These other expenses were partially offset by increased research and development expenses in 2014 for the dermaPACE clinical study.

On September 30, 2014, the Company had cash and cash equivalents of $4,687,222 compared with $182,315 as of December 31, 2013, an increase of $4,504,907. For the nine months ended September 30, 2014 and 2013, net cash used by operating activities was $5,542,192 and $3,374,894, respectively, an increase of $2,167,298, or 64%. The increase was primarily due to the increased research and development expenses in 2014, as compared to 2013, of $741,866 for expenses associated with the dermaPACE clinical trial as a result of the clinical study starting the more costly enrollment phase in June 2013 and the reduction of accounts payable and accrued expenses in 2014 of $1,036,708. Net cash provided by financing activities for the nine months ended September 30, 2014 and 2013 was $10,071,149 and $3,636,703, respectively, which in 2014 primarily consisted of the net proceeds from the 2014 Private Placement of $8,562,500, the proceeds from sale of capital stock per the Subscription Agreement with a related party of $900,000, and the proceeds from the 18% Convertible Promissory Notes of $815,000. In 2013, net cash provided by financing activities primarily consisted of the net proceeds from the subscriptions payable for Senior Secured Notes of $1,570,000 and the net proceeds from the July 2013 public offering of $1,517,450.

Conference Call

The Company will host a conference call on Thursday, November 13, 2014, beginning at 10:00 AM ET to discuss the third quarter financial results and provide a business update.

Shareholders and other interested parties can participate in the conference call by dialing 877-407-9055 (U.S. and Canada) or 201-493-6743 (international).

A replay of the conference call will be available beginning two hours after its completion through November 27, 2014 by dialing 877-660-6853 (U.S. and Canada) or 201-612-7415 (international) and entering Conference ID 414704.

About SANUWAVE Health, Inc.

SANUWAVE Health, Inc. (www.sanuwave.com) is a shock wave technology company initially focused on the development and commercialization of patented noninvasive, biological response activating devices for the repair and regeneration of skin, musculoskeletal tissue and vascular structures. SANUWAVE’s portfolio of regenerative medicine products and product candidates activate biologic signaling and angiogenic responses, producing new vascularization and microcirculatory improvement, which helps restore the body’s normal healing processes and regeneration. SANUWAVE applies its patented PACE technology in wound healing, orthopedic/spine, plastic/cosmetic and cardiac conditions. Its lead product candidate for the global wound care market, dermaPACE®, is CE Marked throughout Europe and has device license approval for the treatment of the skin and subcutaneous soft tissue in Canada, Australia and New Zealand. In the U.S., dermaPACE is currently under the FDA’s Premarket Approval (PMA) review process for the treatment of diabetic foot ulcers. SANUWAVE researches, designs, manufactures, markets and services its products worldwide, and believes it has demonstrated that its technology is safe and effective in stimulating healing in chronic conditions of the foot (plantar fasciitis) and the elbow (lateral epicondylitis) through its U.S. Class III PMA approved OssaTron® device, as well as stimulating bone and chronic tendonitis regeneration in the musculoskeletal environment through the utilization of its OssaTron, Evotron® and orthoPACE® devices in Europe, Asia and Asia/Pacific. In addition, there are license/partnership opportunities for SANUWAVE’s shock wave technology for non-medical uses, including energy, water, food and industrial markets.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements relating to financial results and plans for future business development activities, and are thus prospective. Forward-looking statements include all statements that are not statements of historical fact regarding intent, belief or current expectations of the Company, its directors or its officers. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are beyond the Company’s ability to control. Actual results may differ materially from those projected in the forward-looking statements. Among the key risks, assumptions and factors that may affect operating results, performance and financial condition are risks associated with the regulatory approval and marketing of the Company’s product candidates and products, unproven pre-clinical and clinical development activities, regulatory oversight, the Company’s ability to manage its capital resource issues, competition, and the other factors discussed in detail in the Company’s periodic filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statement.

For additional information about the Company, visit www.sanuwave.com.

Contact:

DC Consulting, LLC

407-792-3333

investorinfo@dcconsultingllc.com

(FINANCIAL TABLES FOLLOW)

SANUWAVE HEALTH, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

	September 30,	December 31,
	2014	2013
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$4,687,222	$182,315
Accounts receivable - trade, net of allowance for doubtful accounts of $48,044 in 2014 and $43,282 in 2013	94,954	139,736
Inventory	257,962	246,006
Prepaid expenses	162,306	75,020
TOTAL CURRENT ASSETS	5,202,444	643,077

PROPERTY AND EQUIPMENT, at cost, less accumulated depreciation	8,814	13,267

OTHER ASSETS	11,228	11,444

INTANGIBLE ASSETS, at cost, less accumulated amortization	690,202	920,269
TOTAL ASSETS	$5,912,688	$1,588,057

LIABILITIES
CURRENT LIABILITIES
Accounts payable	$402,674	$935,028
Accrued expenses	359,218	863,572
Accrued employee compensation	117,700	140,102
Interest payable, related parties	81,864	163,729
Notes payable, related parties	5,372,743	-
Convertible promissory note	-	147,775
Promissory notes	-	89,038
Capital lease payable	-	3,951
TOTAL CURRENT LIABILITIES	6,334,199	2,343,195

NON-CURRENT LIABILITIES
Notes payable, related parties	-	5,372,743
TOTAL LIABILITIES	6,334,199	7,715,938

COMMITMENTS AND CONTINGENCIES	-	-

STOCKHOLDERS' EQUITY (DEFICIT)
PREFERRED STOCK, SERIES A CONVERTIBLE, par value $0.001, 6,175 shares authorized; 6,175 shares issued and outstanding	6	-

PREFERRED STOCK - UNDESIGNATED, par value $0.001, 4,993,825 shares authorized; no shares issued and outstanding	-	-

COMMON STOCK, par value $0.001, 150,000,000 shares authorized; 50,706,519 and 37,984,182 issued and outstanding in 2014 and 2013, respectively	50,707	37,984

ADDITIONAL PAID-IN CAPITAL	87,496,831	76,037,490

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)	(8,503)	6,688

ACCUMULATED DEFICIT	(87,960,552)	(82,210,043)
TOTAL STOCKHOLDERS' EQUITY (DEFICIT)	(421,511)	(6,127,881)
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$5,912,688	$1,588,057

SANUWAVE HEALTH, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS
(UNAUDITED)

	Three Months Ended	Three Months Ended	Nine Months Ended	Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2014	2013	2014	2013

REVENUE	$227,492	$148,421	$610,705	$510,272

COST OF REVENUE	68,077	29,467	149,813	109,061

GROSS PROFIT	159,415	118,954	460,892	401,211

OPERATING EXPENSES
Research and development	708,304	775,717	2,486,801	1,744,935
General and administrative	780,115	1,151,709	2,774,828	3,160,749
Depreciation	3,827	4,854	13,312	14,836
Amortization	76,689	76,689	230,067	230,067
TOTAL OPERATING EXPENSES	1,568,935	2,008,969	5,505,008	5,150,587

OPERATING LOSS	(1,409,520)	(1,890,015)	(5,044,116)	(4,749,376)

OTHER INCOME (EXPENSE)
Loss on embedded conversion feature of Senior Secured Notes	-	(964,813)	-	(2,373,813)
Loss on extinguishment of Senior Secured Notes	-	(1,073,572)	-	(1,073,572)
Accretion of interest and interest expense on Senior Secured Notes	-	(421,060)	-	(2,178,390)
Interest expense, net	(79,955)	(88,772)	(700,085)	(256,472)
Gain on sale of fixed assets	-	-	-	7,500
Gain (loss) on foreign currency exchange	(3,430)	1,442	(6,308)	(331)
TOTAL OTHER INCOME (EXPENSE)	(83,385)	(2,546,775)	(706,393)	(5,875,078)

LOSS BEFORE INCOME TAXES	(1,492,905)	(4,436,790)	(5,750,509)	(10,624,454)

INCOME TAX EXPENSE	-	-	-	-

NET LOSS	(1,492,905)	(4,436,790)	(5,750,509)	(10,624,454)

OTHER COMPREHENSIVE INCOME (LOSS)
Foreign currency translation adjustments	(10,210)	(1,829)	(15,191)	(5,804)
TOTAL COMPREHENSIVE LOSS	$(1,503,115)	$(4,438,619)	$(5,765,700)	$(10,630,258)

LOSS PER SHARE:
Net loss - basic and diluted	$(0.03)	$(0.14)	$(0.12)	$(0.43)

Weighted average shares outstanding - basic and diluted	50,706,519	31,874,479	46,258,912	24,969,972

SANUWAVE HEALTH, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Nine Months Ended	Nine Months Ended
	September 30,	September 30,
	2014	2013

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(5,750,509)	$(10,624,454)
Adjustments to reconcile net loss to net cash used by operating activities
Amortization	230,067	230,067
Depreciation	13,312	14,836
Change in allowance for doubtful accounts	4,762	352
Stock-based compensation - employees, directors and advisors	91,788	683,382
Stock issued for consulting services	743,150	751,587
Accrued interest on 18% Convertible Promissory Notes	7,168	-
Accretion of interest on warrants issued concurrent with a convertible promissory note	339,864	-
Loss on embedded conversion feature of Senior Secured Notes	-	2,373,813
Accretion of interest and accrued interest on Senior Secured Notes	-	2,178,390
Loss on extinguishment of Senior Secured Notes	-	1,073,572
Gain on sale of property and equipment	-	(7,500)
Changes in assets - (increase)/decrease
Accounts receivable - trade	40,020	21,554
Inventory	(11,956)	48,907
Prepaid expenses	(87,286)	39,735
Other	216	(26)
Changes in liabilities - increase/(decrease)
Accounts payable	(532,354)	(165,858)
Accrued expenses	(504,354)	111,725
Accrued employee compensation	(22,402)	(106,426)
Interest payable, related parties	(81,865)	-
Promissory notes - accrued interest	(21,813)	1,450
NET CASH USED BY OPERATING ACTIVITIES	(5,542,192)	(3,374,894)

CASH FLOWS FROM INVESTING ACTIVITIES
Sale of property and equipment	-	7,500
Purchase of property and equipment	(8,859)	-
NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES	(8,859)	7,500

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from 2014 Private Placement, net	8,562,500	-
Proceeds from sale of capital stock - subscription agreement	900,000	75,000
Proceeds from 18% Convertible Promissory Notes	815,000	-
Proceeds from convertible promissory notes, net	325,000	-
Proceeds from employee stock option exercise	12,600	37,917
Proceeds from subscriptions payable for Senior Secured Notes	-	1,570,000
Proceeds from public offering, net	-	1,517,450
Proceeds from private placement	-	405,000
Proceeds from promissory notes	-	360,000
Payments of principal on convertible promissory notes	(450,000)	-
Payments of principal on promissory notes	(90,000)	(325,000)
Payments of principal on capital lease	(3,951)	(3,664)
NET CASH PROVIDED BY FINANCING ACTIVITIES	10,071,149	3,636,703

EFFECT OF EXCHANGE RATES ON CASH	(15,191)	(5,804)

NET INCREASE IN CASH AND CASH EQUIVALENTS	4,504,907	263,505

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	182,315	70,325
CASH AND CASH EQUIVALENTS, END OF PERIOD	$4,687,222	$333,830

SUPPLEMENTAL INFORMATION
Cash paid for interest, related parties	$325,804	$242,904

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